Phunware Reports Third Quarter 2020 Financial Results

Quarterly Net Revenues Up 40%+ Sequentially to $3.13 Million, Driving Gross Margin Expansion to 71.3%, Reflecting Growing Customer Demand and Business Resiliency

AUSTIN, Texas, November 9, 2020 – Phunware, Inc. (NASDAQ: PHUN) (the “Company”), a fully-integrated enterprise cloud platform for mobile that provides products, solutions, data and services for brands worldwide, today announced financial results for its third quarter ended September 30, 2020.

“Our solid financial results for the third quarter of 2020 exceeded our upwardly revised financial guidance, highlighted by more than a 40% sequential increase in Net Revenues to $3.13 million,” said Alan S. Knitowski, President, CEO and Co-Founder of Phunware. “Perhaps even more encouraging is our expanded gross margin that exceeded 71%, along with our ability to reduce Adjusted EBITDA loss by nearly 30% sequentially. We have established solid operating momentum for entering 2021, positioning us to capitalize on the demand we’re seeing for our MaaS Smart Workplace solutions for corporations and our MaaS Digital Front Door solutions for healthcare organizations.”

Third Quarter 2020 Summary Financial Highlights
•Net Revenues for the quarter totaled $3.13 million
•Multiscreen-as-a-Service (MaaS) Platform Subscriptions and Services Revenues were $2.86 million
•Gross Margin was 71.3%
•Net Loss was ($8.57) million, inclusive of a one-time ($4.50) million extraordinary expense for legal settlements
•Net Loss per Share was ($0.19), inclusive of a one-time Net Loss per Share of ($0.10) as an extraordinary expense for legal settlements
•Non-GAAP Adjusted EBITDA Loss was ($1.26) million

“We are thrilled to see continued sequential progress in our efforts to reduce operational cash burn, eliminate uncertainties and move toward break-even on an Adjusted EBITDA basis despite the ongoing pandemic,” said Matt Aune, CFO of Phunware. “As our Q3 results demonstrate, we are improving our cash position, eliminating our outstanding litigation and liabilities, and expanding our platform sales and related margins.”

Recent Business Highlights and Announcements

•Notable Strategic Announcements:
•Provided Upwardly Revised Financial Guidance for Application Transactions Business
•Received Expertise Award as Top Mobile Application Developer
•Announced Upward Revision to Third Quarter Net Revenues Guidance
•Recognized as Best Mobile-Driven Enterprise Cloud Platform for 2020
•Appointed Gateway to Lead Expanded Investor Relations Program

•Notable Customer Wins:
•Landed Contract Expansion Win with Parkview Health
•Added “Big Four” Customer for Mobile Corporate Campus Solution
•Announced MaaS Licensing Win with Leading Pediatric Hospital
•Expanded Baptist Health South Florida Contract Through Presidio Channel Partnership
•Won Contract Extension for Smart Shopper Solution on Mobile
•Won Smart Workplace Mobile App Portfolio Contract with Norfolk Southern

•Launched Smart Residential Solution on Mobile for Largest Co-Living Development in the United States
•Greater Baltimore Medical Center Selected Phunware for Comprehensive Mobile Healthcare Solution

•Notable Partner Announcements:
•Launched Comprehensive Channel Program to Activate Global Reseller Network
•Cisco Meraki Added Phunware Smart Workplace Mobile Solution for Employers to Meraki Marketplace
•Partnered with GAIN Innovation for Government Contracts in Texas
•Launched Cisco Webex Collaboration Solution for Integrated Room Presence within Smart Workplace Mobile Applications
•Cisco Meraki Added Fourth Phunware Listing to Meraki Marketplace with Higher Education Smart Campus Mobile Solution

•Notable Product Updates:
•Launched Enhanced Mobile Loyalty Solutions for MaaS
•Launched Modular Mobile Application Framework
•Extended “Healthy Spaces” Mobile App to Google Play for Android
•Launched MaaS Customer Data Platform

Conference Call Information
Phunware management will host a conference call today (November 9, 2020) at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time) to discuss its financial results for the quarter ended September 30, 2020.

Interested parties may access the conference call by dialing (844) 369-8770 in the United States, or (862) 298-0840 from international locations. The conference call will be broadcast live and available for replay here and via the investor relations section of the company’s website at investors.phunware.com.

Safe Harbor Clause and Forward-Looking Statements
This press release includes forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “expose,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (SEC), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” in our SEC filings may not be exhaustive.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.

Disclosure Information
Phunware uses and intends to continue to use its Investor Relations website as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s Investor Relations website, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts.
About Phunware, Inc.
Everything You Need to Succeed on Mobile — Transforming Digital Human Experience
Phunware, Inc. (NASDAQ: PHUN), is the pioneer of Multiscreen-as-a-Service (MaaS), an award-winning, fully integrated enterprise cloud platform for mobile that provides companies the products, solutions, data and services necessary to engage, manage and monetize their mobile application portfolios and audiences globally at scale. Phunware’s Software Development Kits (SDKs) include location-based services, mobile engagement, content management, messaging, advertising, loyalty (PhunCoin & Phun) and analytics, as well as a mobile application framework of pre-integrated iOS and Android software modules for building in-house or channel-based mobile application and vertical solutions. Phunware helps the world’s most respected brands create category-defining mobile experiences, with more than one billion active devices touching its platform each month. For more information about how Phunware is transforming the way consumers and brands interact with mobile in the virtual and physical worlds, visit https://www.phunware.com, https://www.phuncoin.com, https://www.phuntoken.com, and follow @phunware, @phuncoin and @phuntoken on all social media platforms.
Phunware PR & Media Inquiries:
press@phunware.com
(512) 693-4199
Phunware Investor Relations:
Matt Glover and John Yi
Gateway Investor Relations
Email: PHUN@gatewayir.com
Phone: (949) 574-3860

Consolidated Balance Sheets
(In thousands, except per share data)

	September 30, 2020	December 31, 2019
	(Unaudited)
Assets
Current assets:
Cash	$1,143	$276
Accounts receivable, net of allowance for doubtful accounts of $123 and $3,179 at September 30, 2020 and December 31, 2019, respectively	1,153	1,671
Prepaid expenses and other current assets	462	368
Total current assets	2,758	2,315
Property and equipment, net	14	24
Goodwill	25,828	25,857
Intangible assets, net	143	253
Deferred tax asset	241	241
Restricted cash	91	86
Other assets	276	276
Total assets	$29,351	$29,052

Liabilities and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$9,067	$10,159
Accrued expenses	5,555	4,035
Accrued legal settlement	4,500	—
Deferred revenue	3,215	3,360
PhunCoin deposits	1,202	1,202
Factored receivables payable	439	1,077
Current maturities of long-term debt, net	1,693	—
Warrant liability	1,242	—
Total current liabilities	26,913	19,833
Long-term debt	4,272	910
Long-term debt - related party	555	195
Deferred tax liability	241	241
Deferred revenue	2,003	3,764
Deferred rent	178	83
Total liabilities	34,162	25,026

Commitments and contingencies

Stockholders’ equity (deficit)
Common stock, $0.0001 par value	5	4
Additional paid-in capital	135,239	128,008
Accumulated other comprehensive loss	(410)	(382)
Accumulated deficit	(139,645)	(123,604)
Total stockholders’ equity (deficit)	(4,811)	4,026
Total liabilities and stockholders’ equity (deficit)	$29,351	$29,052

Consolidated Statements of Operations and Comprehensive Income (Loss)
(In thousands, except per share information)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Net revenues	$3,130	$5,637	$7,983	$16,462
Cost of revenues	898	2,418	2,757	7,757
Gross profit	2,232	3,219	5,226	8,705

Operating expenses:
Sales and marketing	383	705	1,265	2,094
General and administrative	4,276	3,754	11,981	11,699
Research and development	572	1,052	1,811	3,438
Total operating expenses	5,231	5,511	15,057	17,231
Operating loss	(2,999)	(2,292)	(9,831)	(8,526)

Other expense:
Interest expense	(1,362)	(145)	(1,923)	(484)
Loss on extinguishment of debt	(950)	—	(1,031)	—
Gain on change in fair value of warrants	1,244	—	1,244	—
Legal settlement	(4,500)	—	(4,500)	—
Other (expense) income	—	11	—	28
Total other expense	(5,568)	(134)	(6,210)	(456)
Loss before taxes	(8,567)	(2,426)	(16,041)	(8,982)
Income tax expense	—	—	—	(5)
Net loss	(8,567)	(2,426)	(16,041)	(8,987)
Other comprehensive loss:
Cumulative translation adjustment	47	(33)	(28)	(36)
Comprehensive loss	$(8,520)	$(2,459)	$(16,069)	$(9,023)

Net loss per common share, basic and diluted	$(0.19)	$(0.06)	$(0.38)	$(0.25)

Weighted-average common shares used to compute net loss per share, basic and diluted	44,304	39,027	42,089	36,034

(1) Includes stock-based compensation as follows:
Cost of revenues	$104	$68	$217	$106
Sales and marketing	15	30	44	14
General and administrative	1,530	492	3,168	864
Research and development	59	94	29	127
Total stock-based compensation	$1,708	$684	$3,458	$1,111

Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2020	2019
Operating activities
Net loss	$(16,041)	$(8,987)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	10	46
Amortization of acquired intangibles	110	205
Amortization of debt discount and deferred financing costs	1,217	—
Gain on change in fair value of warrants	(1,244)	—
Loss on sale of digital currencies	—	4
Loss on extinguishment of debt	1,031	—
Non-cash interest expense	55	—
Bad debt (recovery) expense	(30)	79
Stock-based compensation	3,458	1,111
Changes in operating assets and liabilities:
Accounts receivable	551	291
Prepaid expenses and other assets	(94)	(86)
Accounts payable	536	(327)
Accrued expenses	1,332	973
Accrued legal settlement	4,500	—
Deferred revenue	(1,906)	792
Net cash used in operating activities	(6,515)	(5,899)

Investing activities
Proceeds received from sale of digital currencies	—	88
Capital expenditures	—	(18)
Net cash provided by investing activities	—	70

Financing activities
Proceeds from borrowings, net of issuance costs	10,207	250
Proceeds from related party bridge loans	560	—
Payments on senior convertible notes	(3,948)	—
Payments on related party notes	(200)
Net repayments on factoring agreement	(638)	(888)
Proceeds from PhunCoin deposits	—	212
Proceeds from warrant exercises	—	6,092
Proceeds from exercise of options to purchase common stock	95	165
Proceeds from sales of common stock, net of issuance costs	1,341	—
Series A convertible preferred stock redemptions and dividend payments	—	(6,240)
Net cash provided by (used in) financing activities	7,417	(409)

Effect of exchange rate on cash and restricted cash	(30)	(38)
Net increase (decrease) in cash and restricted cash	872	(6,276)
Cash and restricted cash at the beginning of the period	362	6,344
Cash and restricted cash at the end of the period	$1,234	$68

Supplemental disclosure of cash flow information:
Interest paid	$681	$510
Income taxes paid	$—	$—
Supplemental disclosures of non-cash financing activities:
Issuance of common stock for payment of legal, earned bonus and board of director fees	$1,240	$—
Issuance of common stock upon partial conversions of Senior Convertible Note	$2,266	$—
Reacquisition of equity component of Senior Convertible Note	$(1,388)	$—
Equity classified cash conversion feature of Senior Convertible Note	$219	$—
Waiver of sponsor promissory note	$—	$1,993

Non-GAAP Financial Measures and Reconciliation

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). It is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income (loss), as applicable, or any other performance measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other businesses. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations include: (i) Non-cash compensation is and will remain a key element of our overall long-term incentive compensation package, although we exclude it as an expense when evaluating its ongoing operating performance for a particular period, (ii) Adjusted EBITDA does not reflect the impact of certain charges resulting from matters we consider not to be indicative of ongoing operations, and (iii) other companies in our industry may calculate Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations to Adjusted EBITDA by relying primarily on its GAAP results and using Adjusted EBITDA only for supplemental purposes. Adjusted EBITDA includes adjustments for items that may not occur in future periods. However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our business and complicate comparisons of our internal operating results and operating results of other peer companies over time. Each of the normal recurring adjustments and other adjustments described in this paragraph help management with a measure of our operating performance over time by removing items that are not related to day-to-day operations or are non-cash expenses.

Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
	(in thousands)		(in thousands)
Net loss	$(8,567)	$(2,426)	$(16,041)	$(8,987)
Add back: Depreciation and amortization	33	76	120	251
Add back: Interest expense	1,362	145	1,923	484
Add back: Income tax expense	—	—	—	5
EBITDA	(7,172)	(2,205)	(13,998)	(8,247)
Add Back: Stock-based compensation	1,708	684	3,458	1,111
Add Back: Legal settlement	4,500	—	4,500	—
Add Back: Loss on extinguishment of debt	950	—	1,031	—
Less: Fair value adjustment for warrant liabilities	(1,244)	—	(1,244)	—
Adjusted EBITDA	$(1,258)	$(1,521)	$(6,253)	$(7,136)

Supplemental Information
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Change
	2020	2019	Amount	%
	(in thousands)
Net Revenues
Platform subscriptions and services	$2,860	$5,152	$(2,292)	(44.5)%
Application transaction	270	485	(215)	(44.3)%
Net revenues	$3,130	$5,637	$(2,507)	(44.5)%
Platform subscriptions and services as a percentage of net revenues	91.4%	91.4%
Application transactions as a percentage of net revenues	8.6%	8.6%

	Nine Months Ended September 30, 2020		Change
	2020	2019	Amount	%
	(in thousands)
Net Revenues
Platform subscriptions and services	$7,274	$15,065	$(7,791)	(51.7)%
Application transaction	709	1,397	(688)	(49.2)%
Net revenues	$7,983	$16,462	$(8,479)	(51.5)%
Platform subscriptions and services as a percentage of net revenues	91.1%	91.5%
Application transactions as a percentage of net revenues	8.9%	8.5%